UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

March 19, 2012

Date of Report (Date of earliest event reported)

Oryon Holdings, Inc.

 (Exact Name of Registrant as Specified in Charter)

Nevada	001-34212	26-2626737
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

340 Basa Compound, Zapate,
Las Pinas City
Metro Manila, Philippines

(Address of Principal Executive Offices)

(702) 973-1583

(Registrant’s telephone number, including area code)

 (Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 19, 2012, Oryon Holdings, Inc., a Nevada corporation (the “Company”) received confirmation of the acceptance by the Nevada Secretary of State of the Company’s Amended and Restated Articles of Incorporation (the “Restated Articles”).  The Restated Articles amend and restate in their entirety the Company’s Articles of Incorporation and includes the authorization of 50,000,000 shares of preferred stock, par value $0.001 per share.  As set forth in Item 5.07 below, the Company’s shareholders approved the Restated Articles at a special meeting of shareholders held on March 19, 2012.  A copy of the Restated Articles is filed herewith as Exhibit 3.1 and incorporated herein by reference.

Item 5.07  Submission of Matters to a Vote of Security Holders.

On March 19, 2012, the Company held a special meeting of shareholders (the “Special Meeting”) to approve: (i) the Restated Articles, including an amendment to authorize the issuance of up to 50,000,000 shares of preferred stock, par value $0.001 per share (“Proposal 1”); and (ii) the Company’s 2012 Equity Incentive Plan (“Proposal 2”).  The Company’s Board of Directors previously approved Proposals 1 and 2 subject to shareholder approval.

The presence, in person or by proxy, of the holders of a majority of the total number of shares entitled to vote constituted a quorum for the transaction of business at the Special Meeting.  As of the record date, February 24, 2012, there were 29,000,000 shares of the Company’s common stock outstanding.  At the Special Meeting, there were 17,765,000 shares, or approximately 61.26%, of common stock represented in person or by proxy.

Set forth below are the final voting results for each proposal submitted to a vote of the shareholders at the Special Meeting.  For more information on the following proposals, see the Company’s definitive proxy statement on Schedule 14A, as filed with the Securities and Exchange Commission on March 8, 2012.

Proposal 1:
To approve amending and restating in their entirety the Company’s Articles of Incorporation, including an amendment to authorize the issuance of up to 50,000,000 shares of preferred stock, par value $0.001 per share

For	Against	Abstain
17,765,000	-	-

Proposal 2:	To approve the Company’s 2012 Equity Incentive Plan.

For	Against	Abstain
17,765,000	-	-

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01                      Financial Statements and Exhibits.

Exhibit No.	Exhibit Description
3.1	Amended & Restated Articles of Incorporation
99.1	Oryon Holdings, Inc. 2012 Equity Incentive Plan

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORYON HOLDINGS, INC., a Nevada corporation

Dated: March 21, 2012	By:	/s/ Crystal Coranes
Crystal Coranes Chief Executive Officer

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